MAINSTAY GROUP OF FUNDS

Supplement dated December 11, 2020 (“Supplement”) to:

MainStay Equity Funds, MainStay Fixed Income and Mixed Asset Funds, and MainStay Asset Allocation Funds Prospectuses, each dated February 28, 2020, as amended,

MainStay Cushing® Funds Prospectus, dated March 30, 2020, as amended,

MainStay ETF Asset Allocation Funds Prospectus, dated June 30, 2020, as supplemented,

MainStay CBRE Specialty Funds Prospectus, dated August 31, 2020, as supplemented,

MainStay MacKay Tax-Exempt Income Funds Prospectus, dated August 31, 2020, as supplemented,

MainStay Fixed Income and Mixed Asset Funds Class C2 Shares Prospectus, dated August 31, 2020, as supplemented,

MainStay Equity Funds, MainStay Fixed Income and Mixed Asset Funds, MainStay Asset Allocation Funds, MainStay CBRE Specialty Funds, MainStay Cushing® Funds Prospectus, MainStay ETF Asset Allocation Funds and MainStay MacKay Tax-Exempt Income Funds SIMPLE Class Share Prospectuses, each dated August 31, 2020,

MainStay MacKay Tax-Exempt Income Fund Class A2 Shares Prospectus, dated September 30, 2020, as supplemented,

and

MainStay Group of Funds Statement of Additional Information, dated August 31, 2020, as amended September 30, 2020, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus or Statement of Additional Information:

At a meeting held on December 9-10, 2020, the Board of Trustees of the MainStay Group of Funds approved a reduction of the holding period for the automatic conversion of the MainStay Funds’ Class C and Class C2 shares.

Accordingly, effective on February 28, 2021, the holding period for the automatic conversion of Class C shares and Class C2 shares to Class A shares or Investor Class shares (if you are not eligible to hold Class A shares) of the same Fund will be reduced from ten years to eight years after the date of purchase. Exchanging Class C or Class C2 shares into the MainStay Money Market Fund and/or holding Class C or Class C2 shares through a financial intermediary in an omnibus account may impact your eligibility to convert at the end of the calendar quarter, eight years after the date of purchase. Please consult your financial intermediary for more information.

Although the Funds expect that an exchange between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.